UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2004

REDWOOD TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of Incorporation)	001-13759 (Commission File Number)	68-0329422 (I.R.S. Employer Identification No.)

One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices and Zip Code)

(415) 389-7373
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Index to Exhibits
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. Results of Operation and Financial Condition.

     On November 10, 2004, Redwood Trust, Inc. issued a press release and supplemental financial information regarding its financial results for the third quarter of 2004. Redwood Trust, Inc. hereby furnishes, as exhibits to this current report on Form 8-K, a copy of its supplemental financial information for the third quarter of 2004 and a copy of its earnings release for the third quarter of 2004.

Item 9.01. Financial Statements and Exhibits.

     (c)

99.1	Supplemental Financial Information for the Quarter Ended September 30, 2004.

99.2	Press Release, dated November 10, 2004, reporting Redwood Trust’s earnings for the third quarter of 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2004	REDWOOD TRUST, INC.
	By:	/s/ Harold F. Zagunis
Harold F. Zagunis
Vice President, Chief Financial Officer, Secretary and Controller

Index to Exhibits

Number	Description
99.1	Supplemental Financial Information for the Quarter Ended September 30, 2004.

99.2	Press Release, dated November 10, 2004, reporting Redwood Trust’s earnings for the third quarter of 2004.